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LUMENIS ANNOUNCES PRELIMINARY FOURTH QUARTER AND FULL YEAR 2005 RESULTS

Yokneam, Israel, February 21, 2006 - Lumenis Ltd. (LUME.PK), a global developer, manufacturer and seller of laser and light-based devices for medical, aesthetic, ophthalmic, dental and veterinary applications, today announced preliminary and unaudited financial results for the fourth quarter and full year ended December 31, 2005.

The results reported herein and in the attached financial statements do not reflect any adjustments relating to the results of the Audit Committee investigation which were previously reported, as well as certain additional items that are currently under review by the Company or which may come under review prior to completion of the audit. In addition, the financial statements for the years ended December 31, 2003, December 31, 2004 and December 31, 2005, the quarterly periods ended September 30, 2003, December 31, 2003, the quarterly periods ending in 2004 and the quarterly periods ending in 2005 have not been reviewed or audited by independent external auditors and, as such, these results, as well as Lumenis' historical statements, are subject to change to reflect the results of any such review or audit. There can be no assurance that any such changes and adjustments will not be material.


Fourth Quarter and Full Year 2005 Results

Revenues in the fourth quarter were $74.2 million compared with $72.8 million in the same quarter last year. 2005 revenues rose to $283.3 million, an increase of 4% from $272.7 million in 2004.

Gross profit in the fourth quarter was $35.3 million, or 47.5% of revenues, compared with $33.5 million, or 46.0% of revenues, in the fourth quarter of 2004. Gross profit for the year was $127.3 million, or 44.9% of revenues, compared with $132.2 million, or 48.5% of revenues, in 2004.

Operating income in the fourth quarter of 2005 was $1.9 million, including $1.4 million of expenditures related to the ongoing audits of prior years and $0.1 million to restructuring, compared with an operating loss of $3.6 million, including a $2.5 million charge related to the agreement with former distributor Eclipse Medical, Ltd. and $0.5 million of restructuring expenses, in the same quarter of 2004. For the year 2005, the Company reported an operating profit of $5.8 million compared with $5.0 million in 2004.

Net loss in the fourth quarter was $3.9 million, or $0.11 per share, compared with a net loss of $6.3 million, or $0.17 per share, in the fourth quarter of 2004. Net loss for the year 2005 was $14.7 million, or $0.39 per share, compared with a net loss of $12.0 million, or $0.32 per share, in 2004.

Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com


Net cash flow from operating activities was $1.3 million in the fourth quarter of 2005 compared with $9.1 million in the fourth quarter of 2004. For the year 2005, net cash flow from operating activities was a negative $3.5 million compared with a net positive cash flow from operations of $21.8 million in 2004. At December 31, 2005, the Company had $14.0 million of cash and cash equivalents and unused borrowing capacity under its committed lines of credit of an additional $19.1 million. Total bank debt at year-end was $190.0 million compared with $188.1 million at December 31, 2004. Based on the preliminary and unaudited results for the year 2005, the Company is in compliance with its covenants under its bank agreements.


Commenting on the results, Avner Raz, Lumenis' President and Chief Executive Officer said, "Q4 results demonstrate the continuing, sequential improvement that we are making in revenue growth and gross margins. We still have work ahead of us to drive greater efficiencies into our activities, but I am satisfied with the overall progress made this past year."


"I believe that what we achieved in 2005 provides a solid platform for delivering better performance in 2006. Our principal goal for 2006 is improved profitability. To achieve this, our plans call for accelerating the pace of revenue growth through the impact of the new products we have recently announced and achieving market share gains in key regions. We are also aiming to bring to market additional new and exciting products during the year. We will remain focused on improving our gross margin on product sales through greater operating efficiencies as well as through increasing the level of gross profit on our service business by providing a more effective and robust service offering to our customers. While these are not easy goals to achieve, I am confident that our dedicated and committed employees who have delivered such solid progress in 2005 will do so again in 2006", he added.


Revenue Breakdown


Fourth quarter and full year 2005 sales by geographic region were as follows ($ in millions):

                              Q4/05          Q4/04       2005          2004
                              -----          -----       ----          ----
         Americas             $37.4          $35.9      $141.5        $128.4
         Europe               $15.3          $15.7      $ 59.4        $ 58.1*
         Asia and Japan       $21.5          $21.2      $ 82.4        $ 81.9

Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com


Fourth quarter and full year sales by product line were as follows ($ in millions):

                              Q4/05          Q4/04       2005          2004
                              -----          -----       ----          ----
         Aesthetic           $26.5          $25.2        $98.9        $89.6
         Surgical            $15.9          $13.9        $59.1        $51.2
         Ophthalmic          $15.6          $15.9        $58.2        $57.3*
         Dental              $ 2.3          $ 2.0        $ 6.5        $ 7.3
         Service/Other       $13.9          $15.8        $60.6        $63.0

* for comparison purposes, excludes $4.2 million of sales of Wavelight products sold in Europe as the distribution agreement was terminated in Q2/04.


As reported in the first quarter earnings release, upon review of the Company's prior practices concerning the recognition of royalty income, it was determined that the income statement classification of royalty and certain other income should more appropriately be as components of operating income or loss, rather than other income. The financial statements for the quarterly and twelve month periods ended December 31, 2005 and December 31, 2004 contained in this release reflect this classification. Additionally, as previously reported, with respect to royalty income, the review indicated that certain royalty income previously reflected in the results for the quarter ended March 31, 2004 which was paid at the time of the settlement of certain claims should, more appropriately, be recognized over a longer period of time.

As previously reported, a report prepared for the Audit Committee with respect to the Company's internal investigation had concluded, with respect to certain identified transactions in 2001, 2002 and 2003, that the Company's revenue recognition actions were inappropriate. The aggregate effect of the Company's accounting for the transactions identified in the report, as set forth in the Company's press release of May 3, 2004, was to cause revenues in 2001 and 2002 to be overstated, and revenues in 2003 to be understated. As indicated earlier, the financial statements contained in this release do not reflect any adjustments relating to the results of the Audit Committee investigation which were previously reported.

In addition, as previously reported, the Audit Committee anticipates that a restatement of previously reported financial results may be appropriate, but intends to defer making a final decision pending completion of the audit by the Company's independent accountants, BDO Ziv Haft. A restatement, which reflects the results of the investigation as well as any other adjustments identified during the restatement, audit or review processes, may affect the information reported in this release.


Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com


Investors:

Lauri Hanover                                     1-866-232-6803
                                                  972-4-959-9122


About Lumenis

Lumenis is a global developer, manufacturer and seller of laser and light-based devices for medical, aesthetic, ophthalmic, dental and veterinary applications. The Company offers a wide range of products along with extensive product support systems including training, education and service. Lumenis invests heavily in research and development to maintain and enhance its leading industry position. The Company holds numerous patents worldwide on its technologies. For more information about Lumenis and its products, log onto http://www.lumenis.com

                                       ###

The statements in this press release that are not historical facts are forward-looking statements which are subject to risks and uncertainties. The Company's actual results could differ materially from those anticipated in the forward looking statements based on a variety of factors, including, among others: uncertainties with respect to market acceptance of the Company's products, the implementation and outcome of our Turnaround Plan, obtaining regulatory approvals for new products or for the sale of existing products in new markets and enforcement of intellectual property rights; risks associated with competition and competitive pricing pressures, economic conditions generally, the Company's international operations and the Company's ability to integrate its operations with those of acquired businesses; the outcome of the Securities and Exchange Commission investigation (including the Wells Notice recently received in which the staff indicated its intention to recommend that a civil proceeding be brought seeking, among other things, injunctive relief and civil monetary penalties) and several securities class action lawsuits to which the Company is subject and the outcome of the investigation conducted by the Audit Committee; uncertainties relating to the Company's continuing liquidity; uncertainties relating to the Company's lack of audited financial statements and other risks detailed from time to time in the reports filed by Lumenis with the SEC.

Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com

                                  LUMENIS LTD.
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                        December 31,              December 31,
                                                                            2005                      2004
                                                                      -----------------         -----------------
                                                                          Unaudited                 Unaudited
                                                                      -----------------         -----------------
CURRENT ASSETS

     Cash and cash equivalents                                        $         14,024          $         18,064
     Marketable securities                                                          87                         -
     Trade receivables, net                                                     55,586                    59,030
     Prepaid expenses and other receivables                                     14,993                    13,620
     Inventories                                                                44,482                    49,034
                                                                      ----------------          ----------------
                                                                               129,172                   139,748
                                                                      ----------------          ----------------

FINISHED GOODS USED IN OPERATIONS                                                4,532                     5,755
     LONG-TERM INVESTMENTS
         Investments in equity securities                                            -                       285
         Long term trade receivables                                                64                       278
FIXED ASSETS, NET                                                               11,047                    12,541
GOODWILL, NET                                                                   87,911                    88,039
OTHER PURCHASED INTANGIBLE ASSETS, NET                                           6,017                     9,618
OTHER ASSETS, NET                                                               14,470                    17,850
                                                                      ----------------          ----------------
                 Total assets                                         $        253,213          $        274,114
                                                                      ================          ================

CURRENT LIABILITIES
     Short-term bank debt                                             $         29,942          $         29,092
     Current maturities of long term debt                                       15,000                         -
     Trade payables                                                             32,703                    33,166
     Other accounts payables and accrued expenses                               66,438                    76,680
                                                                      ----------------          ----------------
                                                                               144,083                   138,938
                                                                      ----------------          ----------------

LONG-TERM LIABILITIES
     Long term debt                                                            145,042                   159,043
     Accrued severance pay, net                                                  1,735                     1,934
     Other long-term liabilities                                                 2,754                     1,306
                                                                      ----------------          ----------------
                                                                               149,531                   162,283
                                                                      ----------------          ----------------
                 Total liabilities                                             293,614                   301,221
                                                                      ----------------          ----------------

SHAREHOLDERS' EQUITY
     Ordinary shares                                                               806                       806
     Additional paid-in capital                                                355,868                   354,495
     Accumulated deficit                                                      (396,972)                 (382,305)
     Treasury stock                                                               (103)                     (103)
                                                                      ----------------          ----------------
                 Total shareholders' equity                                    (40,401)                  (27,107)
                                                                      ----------------          ----------------
                 Total liabilities and shareholders' equity           $        253,213          $        274,114
                                                                      ================          ================

* Prior period presentation has been adjusted to conform to current presentation.

Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com

                                  LUMENIS LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)

                                                   For the three
                                                   months ended                          For the year ended
                                          December 31,       December 31,        December 31,         December 31,
                                              2005               2004                2005                 2004
                                         ---------------     --------------     ---------------     -----------------
                                                     Unaudited                               Unaudited
                                         ----------------------------------     -------------------------------------
NET REVENUES                             $   74,223          $    72,809        $    283,329        $     272,698

COST OF REVENUES                             38,968               39,284             156,066              140,473
                                         -----------         ------------       -------------       --------------
Gross profit                                 35,255               33,525             127,263              132,225
                                         -----------         ------------       -------------       --------------

OPERATING EXPENSES
Research and development, net                 4,005                4,198              15,357               14,623
Selling, marketing expenses                  19,543               19,084              71,306               67,336
General, administrative expenses              8,309               10,787              32,941               42,412
Restructuring and other expenses              1,475                  543               1,787                2,198
Asset purchase consideration and gain
on termination of distribution agreement          -                2,464                 101                  671
                                         -----------         ------------       -------------       --------------
Total operating expenses                     33,332               37,076             121,492              127,240
                                         -----------         ------------       -------------       --------------

Operating income (loss)                       1,923               (3,551)              5,771                4,985

Other income, net                               321                  289                 367                  289
Financing expenses                            5,806                3,029              18,968               13,852
                                         -----------         ------------       -------------       --------------
Loss before income taxes                     (3,562)              (6,291)            (12,830)              (8,578)


Income tax expense                              368                                    1,836                3,426

                                         -----------         ------------       -------------       --------------
NET LOSS                                    ($3,930)             ($6,291)           ($14,666)            ($12,004)
                                         ===========         ============       =============       ==============

BASIC LOSS PER SHARE
                                         -----------         ------------       -------------       --------------
     Net loss per share                      ($0.11)              ($0.17)             ($0.39)              ($0.32)
                                         ===========         ============       =============       ==============

WEIGHTED AVERAGE NUMBER OF SHARES
                                         -----------         ------------       -------------       --------------
     Basic                                   37,326               37,283              37,323               37,282
                                         ===========         ============       =============       ==============

Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com

                                  LUMENIS LTD.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                       For the three months ended           For the year ended
                                                      December 31,     December 31,    December 31,    December 31,
                                                          2005             2004            2005            2004
                                                      ------------     ------------    ------------    ------------
                                                                Unaudited                        Unaudited
                                                      -----------------------------    ----------------------------
CASH FLOWS - OPERATING ACTIVITIES

Net loss for the period                                  ($3,930)     ($6,291)         ($14,666)        ($12,004)

Income and expenses not affecting operating cash-flows:

  Depreciation and amortization                            2,436        2,971            10,498           12,393
  Amortization of stock-based compensation                   328          336             1,368            1,111
  Gain from sale of fixed assets                            (337)           -              (337)               -
  Amortization of other long-term assets                     985        1,039             3,929            4,196
  Loss on impairment of equity securities                                 269                                269
  Decrease of equity securities                               12            -                12                -
  Gain from sale of equity security                            -         (558)              (45)            (558)
  Other                                                      165          (76)              242             (868)
  Gain from termination of distribution agreement              -            -                 -           (1,793)
Changes in operating assets and liabilities:
  Decrease (Increase) in trade receivables                  (206)       1,114             3,658           17,275
increase in prepaid expenses and other receivables        (2,621)        (153)           (1,373)          (5,000)
  Decrease (increase) in inventories                       3,607        1,819             2,369           (1,060)
  Increase (decrease) in accounts payable, accrued
   expenses and other long-term liabilities                  881        8,587            (9,129)           7,813
                                                       ----------   ----------      ------------     ------------
     Net-cash - operating activities                       1,320        9,057            (3,474)          21,774
                                                       ----------   ----------      ------------     ------------

CASH FLOWS - INVESTING ACTIVITIES
  Purchase of fixed assets, net                           (1,021)        (956)           (3,177)          (2,094)
  Proceeds from sale of distribution rights                    -            -                 -            1,745
  Proceeds from sale of fixed assets                       1,528            -             1,527                -
  Proceeds from sale of an investment in Equity
  security                                                     -        1,043               231            1,043
                                                       ----------   ----------      ------------     ------------
     Net-cash - investing activities                         507           87            (1,419)             694
                                                       ----------   ----------      ------------     ------------

CASH FLOWS - FINANCING ACTIVITIES
  Proceeds from exercise of options                            -           60                 3               66
decrease in long-term loans, net                               -            -                 -          (51,604)
  Increase (decrease) in short term bank debt             (2,180)     (10,190)              850           28,933
                                                       ----------   ----------      ------------     ------------
     Net-cash - financing activities                      (2,180)     (10,130)              853          (22,605)
                                                       ----------   ----------      ------------     ------------

DECREASE IN CASH AND CASH EQUIVALENTS                       (353)        (986)           (4,040)            (137)
CASH AND CASH EQUIVALENTS AT THE BEGINNING
OF THE PERIOD                                             14,377       19,050            18,064           18,201
                                                       ----------   ----------      ------------     ------------
CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD       $14,024      $18,064           $14,024          $18,064
                                                       ----------   ----------      ------------     ------------

Lumenis Ltd.
Yokneam Industrial Park
P.O.B. 240
Yokneam 20692, Israel
Tel.  +972.4.959.9000
Fax. +972.4.959.9050
www.lumenis.com